AMPLITECH GROUP



Third Quarter FY2025 Earnings Presentation

QUANTUM COMPUTING
ORAN 5G PUBLIC & PRIVATE

ARTIFICIAL INTELLIGENCE
FAST SPEEDS FOR GAMING

AMPLITECH GROUP

Forward Looking Statements

Certain information in this presentation contains forward-looking statements which are subject to the safe harbors created under the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. We use words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words, and similar expressions to identify forward-looking statements. Forward-looking statements in this presentation include, but are not limited to, the Company will achieve anticipated revenues, gross margins, profitability, and reduction of production costs. Forward-looking statements could be affected by factors including, without limitation: the risk that acquired assets will not be integrated with AmpliTech Group, Inc. (“AmpliTech” or the “Company”), successfully; the nature and timing of receipt of, and AmpliTech’s performance on, new or existing orders that can cause significant fluctuations in net sales, working capital and operating results; the timing and funding of contracts; adjustments to gross profits on long-term contracts; risks associated with international sales; rapid technological change; evolving industry standards; new product announcements and enhancements; changing customer demands and or procurement strategies; changes in prevailing economic and political conditions, risks associated with legal proceedings, customer claims for indemnification and other similar matters; risks associated with the COVID-19 pandemic and related supply chain disruptions; supply costs and inflationary pressures; and other factors described in this presentation and AmpliTech's other filings with the SEC. AmpliTech does not undertake any duty to update any forward-looking statements contained herein.

AMPLITECH GROUP

Third Quarter Highlights

Revenue Growth: 115% Year-over-Year Increase

Q3 2024 vs. Q3 2025

AMPLITECH GROUP

Explosive Revenue Growth YOY
Revenue surged by 115%, rising from $2.83 million in Q3 2024 to $6.09 million in Q3 2025, effectively making FY 9-month total sales a new company record.

Strong Market Demand
This growth reflects expanding market adoption and increased customer retention across all core segments.

Operational Execution
Improved sales execution, pricing strategies, and scaling of delivery capabilities contributed significantly to this leap.

Momentum Going Forward
The momentum suggests a sustainable growth trajectory heading into FY2026, driven by a solid sales pipeline.

Gross Profit Surges 120% Year-over-Year

Q3 2024 vs. Q3 2025

AMPLITECH GROUP

Gross Profit More Than Doubled
Gross profit increased by 120%, rising from $1.35 million in Q3 2024 to $2.96 million in Q3 2025 — reflecting operational scale and pricing leverage.

Product Margin Optimization
Strategic sourcing and efficient cost management led to improved unit economics and better margin realization.

Volume and Efficiency Gains
Higher sales volume combined with streamlined fulfillment processes significantly boosted profit contribution.

Foundation for Sustained Profitability
This profit growth sets a strong foundation for sustainable operations expansion and cash flow improvement.

Gross Margin Improvement: +40% Quarter over Quarter

AMPLITECH GROUP

From 7.8% in Q2-FY25 to 48.6% in Q3-FY25!

- **Margin Expansion Achieved:** Gross margin improved by over 40% rising from 7.8% in Q2 2025 to 48.6% in Q3 2025 a robust gain at this scale.
- **Cost of Goods Optimization:** Revenue mix and sourcing and production strategies led to lower cost-per-unit.
- **One Time Costs:** Majority of these were expensed during previous quarter, resulting adding to our cost of goods optimization metric.
- **Scalable Infrastructure:** Fixed-cost leverage and operational efficiency gains contributed to incremental gross margin benefits.


48.6%
Margin
Expansion
7.8%
Q2 FY2025
7.8%
Q3 FY 2025
48.6%

Net Loss Narrows Significantly

From -$1.19M Q3 24 to -$188K in Q3 25

- **Major Loss Reduction:** Net loss narrowed dramatically by 84%, falling from $1.19 million in Q3 2024 to just $188,000 in Q3 2025.
- **Revenue Outpaced Cost Growth:** Revenue growth outpaced operating expense increases, compressing losses significantly.
- **Expense Rationalization:** Improved cost discipline and headcount efficiency helped reduce non-essential operational overhead.
- **Progress Toward Net Profitability:** This substantial reduction underscores our transition toward break-even and eventual net profitability.



Loss
Improves
Net Loss
(Before)
Net Loss
(Now)
-$188K
Q3 2025
-$1.19M
Q3 2024
Net loss reduced by over $1.0M year-over-year.

Net Loss Per Share Narrows Sharply

AMPLITECH GROUP

From $0.12 to $0.01 Loss Per Share

- **EPS Loss Down by 92%:** Net loss per share decreased from $0.12 in Q3 2024 to $0.01 in Q3 2025, reflecting improved profitability dynamics.
- **Revenue Leverage Effect:** Stronger revenue growth had a proportionately greater impact on earnings per share due to fixed cost absorption.
- **Improved Shareholder Metrics:** The narrowing loss per share enhances shareholder confidence and reduces equity risk perception.


Q3 2024
Q3 2025
$0.01 EPS
$0.12 Loss Per Share
Per-Share Loss Compresses
Represents more than a 90% reduction in net loss per share.

Strong Liquidity and Working Capital Position

As of September 30, 2025

Robust Cash & Receivables
Cash, cash equivalents, and accounts receivable totaled $11.9 million.

Zero Long-Term Debt
Maintaining a debt-free balance sheet reduces financial risk and provides capital flexibility for strategic moves.

Healthy Working Capital
Working capital stood at $14.0 million, providing ample liquidity to cover near-term obligations and fund expansion.

Shareholder Friendly Rights Offering In Works
The company must be well-capitalized to withstand macroeconomic volatility, pursue organic and inorganic growth and be able to fund incoming large orders and secure supply chain to meet delivery requirements.

Nine Month Highlights (Year to Date 2025)

Record 9-Month Revenues Surge



$20.7M
+171%
YTD
Growth
$7.7M
9 Month
2024
9 Month
2025

9-month revenues reach a company record $20.7M.

Nine Month Highlights (Year to Date 2025)

Net loss reduced by nearly 50%



$7.4M
Net Loss 2024
~49%
Reduction
in Net
Loss
$3.8M
Net Loss 2025
FY 2024
FY 2025

Improved from $7.4M in 2024 to $3.8M in 2025

Substantial improvement in bottom-line performance year-over-year.

Nine Month Highlights (Year to Date 2025)

AMPLITECH GROUP

Continued investment in R&D (up 60%), supporting new product development in MIMO 64T64R ORAN radios, private 5G network systems, and cryogenic amplifier platforms for quantum applications.


+60%
R&D
Spend
INCREASED ORAN 5G PRODUCT PORTFOLIO
INCREASED PRIVATE 5G NETWORK SYSTEM PRODUCT AVAILABILITY
IMPROVED CRYOGENIC AMPLIFIER PRODUCT PLATFORM FOR QUANTUM

Fueling next-generation solutions across ORAN 5G, private networks, and quantum technologies

Outlook and Forward Guidance

AMPLITECH GROUP

- Company increases revenue guidance to at least $25 Million for FY 2025, representing a 160% year over year increase over full year 2024.
- Anticipates double digit gross margins in Q4 2025 and FY 2026, as production costs normalize, one-time costs are reduced and higher-margin follow-on business ramps.
- Projects positive cash flow from operations and projected profitability to be achieved in FY2026, assuming continuation of current order pace and margin recovery.
- The company expects to receive follow-on orders from both previously publicly announced LOI's imminently.
- Assuming continuation of current order pace and based on forecast information received by the company, **FY2026 revenue will be at least $50M effectively doubling that of projected record FY2025 of at least $25M.**

Unit Rights Offering

See details regarding the unit rights offering here:

Prospectus Supplement:
sec.gov/Archives/edgar/data/1518461/000149315225020135/form424b5.htm

Free Writing Prospectus:
sec.gov/Archives/edgar/data/1518461/000149315225020605/formfwp.htm

All AmpliTech Group, Inc. SEC filings
SEC.gov | EDGAR Full Text Search

CUSTOMERS AND PARTNERSHIPS

AMPLITECH GROUP

RAPIDLY EXPANDING TARGET MARKETS

AMPLITECH GROUP

Wireless Power Transmission, Satcom, Space Products[1]	Public and Private 5G Business & Security[2]	Defense and IT Security[3]	Quantum Computing/ Blockchain[4]
Projected to reach US$35.2 billion by 2030, a 10-year CAGR of 21% North America accounts for $2.0 billion in 2020, estimated to reach $11.8 billion by 2030, a CAGR of 21%.	2.69B Market in 2024. The 5G services market size is projected to surpass US36B by 2030, CAGR of 54%.	Market valued at $185 billion in 2021 and is expected to grow at a 12% CAGR from 2023 to 2030.	Quantum computing will contribute $1 trillion in value creation by 2035. Quantum computing vendors expected to generate $50 billion in revenue by 2035.
Standard & Custom LNA's, LNB's, MMICS, Waveguides, RF Controllers	Std & Custom LNA's Custom MMIC's, 5G radio Products, CPE's, WiFi 6, 7	AMPG Encryption Technology – FPGA - ASIC	Cryogenic LNA's

1. https://www.alliedmarketresearch.com/wireless-power-transmission-market
2. https://www.grandviewresearch.com/industry-analysis/private-5g-network-market
3. https://www.grandviewresearch.com/industry-analysis/cyber-security-market
4. https://thequantuminsider.com/2024/09/13/the-quantum-insider-projects-1-trillion-in-economic-impact-from-quantum-computing-by-2035

OUR LNA's, MMIC's AND 5G RADIO NETWORKS AND 5G PRODUCTS ARE KEY TO THE 5G ECOSYSTEM

AMPLITECH GROUP

Existing Products LNA/LNB's	Existing Products 5G		Future MMIC Products
Satellite links	**5G RAN/ORAN Radios**	**Small Cell Nodes**	**Mobile devices**
Multiple satellite links feed small cell and ground station networks for cloud data access	Globally, the 5G radio market is expected to reach US$253B by 2034, with a CAGR of 25.8%.[1]	U.S currently has over 452,000 cell nodes deployed.[2] Globally, deployment is expected to reach 13M by 2027[3] and projected Market Size of US$52.7B by 2030[4]	Over 7.3 billion mobile phones expected to be in use by 2024 , 75 billion connected devices expected by 2025
			
Thousands of LEO/MEO satellite constellations being launched	Hundreds of MIMO antennas	Small/Micro-cells allow extensive network coverage	Smartphones, laptops, tablets, PDAs, wearables

1. SCOOP.MARKET.US
2. WIA.org
3. ABIRESEARCH.com
4. FORTUNEBUSINESSINSIGHT.com

EVOLUTION OF WIRELESS MOBILE TECHNOLOGY



1G
2G
3G
4G
"5G"
1980
1991
2001
2010
2025

- Analog architecture
- Only voice calls available
- 2.4 Kbps
- Low frequency (800 MHz to 2 GHz)

- Digital architecture (GSM, CDMA)
- More capacity
- Improved voice calls
- 64 Kbps
- Low frequency

- Digital architecture
- Voice and data
- Internet access
- Text and multimedia
- 2 Mbps
- MIMO
- Higher freq (2-5 GHz)

- Enhanced data
- LTE
- Mobile broadband internet
- Streaming video
- 100 Mbps
- 4-5 GHz frequency

- **NR (New Radio) mm Wave High Frequency (28 GHz) Small Cells with Multiple MIMO**
- **Mm wave signal is lossy. Requires *many* small cells**
- **10 Gbps data rates**
- **Requires Cloud due to high speed and data capacity**

Private 5G Networks Market Size & Trends

The global private 5G network market size was estimated at US$20B in 2023. The compound annual growth rate (CAGR) is 54.1% from 2024 to 2030. Private 5G networks offer businesses and governments dedicated, secure and high-performance connectivity. This allows connection to more devices, improve automation, and deliver better customer experiences. These benefits are driving the adoption of private 5G networks in various industries.



Global Private 5G Network Market
Size, by Component, 2020 - 2030 (USD Billion)
$1.6B
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
Hardware
Software
Services
GRAND VIEW RESEARCH
54.1%
Global Market CAGR, 2024 - 2030
Source: www.grandviewresearch.com

https://www.grandviewresearch.com/industry-analysis/private-5g-network-market

ORAN 5G RADIO NETWORKS ADOPTION & GROWTH

AMPLITECH GROUP



Leading Global MNOs
Deutsche Telekom, Vodafone, Telefonica
- Japan/(Rakuten Mobile): full commercial deployment
- Europe, trials, limited deployment
Canada (TELUS):
Leading Global MNOs, moderate-to-high adoption
- Japan (Rakuten Mobile): full commercial deployment
- Europe, trials, limited deployment
Smaller MNOs / Private Networks
– Greenfield deployments
– Faster adoption by smaller/regional MNOs
Enterprise/ Private Networks
ORAN 5G market share
–5-10% of 5G sites globaly (2025)
Projected to reach 20-30%
of new 5G deployments by 2027

- **Rapid growth:** The Open RAN (O-RAN) market, including 5G radio units, is forecast to grow at a Compound Annual Growth Rate (CAGR) between 19.5% and 34.1% over the next few years. This rapid expansion is set to drive significant revenue increases in 2026 and 2027.
- **2026:** Dell'Oro Group, a trusted source for market information, anticipates that Open RAN revenues will make up about 15% of the total Radio Access Network (RAN) market by 2026.
- **2027:** Dell'Oro Group also projects that the European Open RAN market alone will surpass $1 billion by 2027.
- **Long-term projections:** Market research from Grand View Research estimates the global O-RAN market will reach $20.41 billion by 2030, growing at a CAGR of 25.6% from 2025.

WHY INVEST IN AMPLITECH?

OUR KEY DIFFERENTIATORS

- **Organization Fully Structured & Ready**
  All Divisions Are Set, Business Development & Brand Awareness At An All Time High!
- **Legacy and Innovative Products**
  Existing Manufacturing Facilities, Distribution Channels in Place
- **Key Relationships Established**
  Customers, Suppliers, Contract Manufacturer's, Distributors
- **US Based Nasdaq Market Company**
- **Full Management Service, Installations and Maintenance**
- **Advanced Test Labs**
  (FH Conformance, RCT, IOT, Environmental Testing)
- **One stop shop for all 5G ORAN Products**
  (Low/mid RUs, Single/dual band RUs, FWA CPE, Small Cell, Custom DU)

STRONG ENGINEERING SKILLSET

RTL Design
- RTL Coding
- HLS Coding
- IP Design
- Architecture Design
- Timing Closure
- Design Validation

RTL Verification
- IP Validation
- Functional Simulation
- Gate Level Simulation
- Coverage Report
- OVM/UVM Expertise

Hardware
- Circuit Designers
- PCB Layout
- Mechanical Design
- Thermal Designer
- SI & PI
- Antenna, High Power RF Design

Software
- Embedded Software
- L1/L2/L3 Expertise
- BSP
- Linux Kernel
- Device Drivers
- Software develop for SoC

DSP
- MATLAB Design
  - L1 block Modeling
  - 3GPP Specification Expert
- Signal conditioning/ processing
- Filter Design

AMPLITECH GROUP

NASDAQ: AMPG

Thank You!

Company Data (as of October 1, 2025)

Ticker (Nasdaq)	AMPG
Company Founded	2002
Company Into Nasdaq	2021
Divisions	5
Total Employees	52
Common Shares Outstanding	20,638,095
Insider Ownership	15%